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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 17, 2007

                        VASO ACTIVE PHARMACEUTICALS, INC.

               (Exact Name of Registrant as Specified in Charter)


          Delaware                    001-31924                02-0670926

(State or Other Jurisdiction of    (Commission File        (I.R.S. Employer
Incorporation)                     Number )                Identification No.)


                 99 Rosewood Drive, Suite 260, Danvers, MA 01923

              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (978) 750-1991

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

         On July 17, 2007 Portside Growth and Opportunity Fund, ("Portside"), entered into a Secondary Securities Purchase Agreement (the "Agreement") with Frontier Holdings Company, Inc. ("Frontier") whereby Portside sold to Frontier an interest in a Senior Secured Convertible Note (the "Note") due May 1, 2007, representing $253,771.66 in principal amount of the Note of $341,616.66. John Masiz, a key employee and stockholder of the Company, holds a controlling interest in Frontier.

         Simultaneously with the execution of the Agreement, Portside entered into an Amendment to Senior Secured Convertible Note (the "Amendment") with the Company. Under the terms of the Amendment, in exchange for an extension fee in the amount of $43,993.00, payable December 31, 2007, Portside has agreed to extend the original maturity date of its remaining $87,845.00 in principal amount of the Note. The amended maturity date is December 31, 2007. Upon the amended maturity date, the Company agrees to pay Portside (i) $87,845.00 representing the principal amount of the Note outstanding, (ii) any accrued and unpaid interest thereunder, and (iii) the extension fee in the amount of $43,993.00. As part of the Amendment, Portside waives any Default or Event of Default by the Company based on the failure by the Company to repay amounts due under the Note any time prior to December 31, 2007 and rescinds the Notice of an Event of Default previously disclosed in the Form 8-K dated May 18, 2007. Portside also agreed to dismiss the lawsuit it had filed in the Supreme Court in the State of New York. The Company also agreed that it would give Portside the benefit of any higher extension fee that it may agree to pay to other holders of the Company's Senior Secured Convertible Notes due May 1, 2007.

FORWARD-LOOKING STATEMENT

         Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual ability of the Company to meet its debt obligations may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here; however, readers should review carefully reports of documents the Company files periodically with the SEC.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Vaso Active Pharmaceuticals, Inc.

                                 By:  Joseph Frattaroli
                                      -----------------------------------------
                                      Joseph Frattaroli
                                      Acting Chief Executive Officer, President
                                      and Chief Financial Officer


Dated: July 23, 2007